                                                                      EXHIBIT 25

                       BANKERS TRUST NEW YORK CORPORATION

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Charles S. Sanford, Jr., Eugene B. Shanks, Jr., George J. Vojta, James J. Baechle, Timothy T. Yates, Garret G. Thunen, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of securities of the Corporation with respect to the 1994 Stock Option and Stock Award Plan of Bankers Trust New York Corporation and Affiliates, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including pre- and post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

June 21, 1994

                                          Bankers Trust New York Corporation

                                                /s/ Charles S. Sanford, Jr.
                                          By __________________________________
                                                 CHARLES S. SANFORD, JR.
                                                  CHAIRMAN OF THE BOARD

      /s/ Charles S. Sanford, Jr.
_____________________________________
       CHARLES S. SANFORD, JR.
 CHAIRMAN OF THE BOARD OF DIRECTORS
    (PRINCIPAL EXECUTIVE OFFICER)

         /s/ Timothy T. Yates
_____________________________________
          TIMOTHY T. YATES
    EXECUTIVE VICE PRESIDENT AND
              CONTROLLER
    (PRINCIPAL FINANCIAL OFFICER)

       /s/ Geoffrey M. Fletcher
_____________________________________
        GEOFFREY M. FLETCHER
        SENIOR VICE PRESIDENT
   (PRINCIPAL ACCOUNTING OFFICER)

                                                                June 21, 1994

        /s/ George B. Beitzel           Director
- -------------------------------------
          GEORGE B. BEITZEL

        /s/ William R. Howell           Director
- -------------------------------------
          WILLIAM R. HOWELL

         /s/ Jon M. Huntsman            Director
- -------------------------------------
           JON M. HUNTSMAN

      /s/ Vernon E. Jordan Jr.          Director
- -------------------------------------
        VERNON E. JORDAN, JR.

         /s/ Hamish Maxwell             Director
- -------------------------------------
           HAMISH MAXWELL

      /s/ Donald F. McCollough          Director
- -------------------------------------
        DONALD F. MCCOLLOUGH

       /s/ N. J. Nicholas Jr.           Director
- -------------------------------------
         N. J. NICHOLAS JR.

        /s/ Russell E. Palmer           Director
- -------------------------------------
          RUSSELL E. PALMER

    /s/ Didier Pineau-Valencienne       Director
- -------------------------------------
      DIDIER PINEAU-VALENCIENNE

                                                                   June 21, 1994

      /s/ Eugene B. Shanks, Jr.         Director
- -------------------------------------
        EUGENE B. SHANKS JR.

     /s/ Patricia Carry Stewart         Director
- -------------------------------------
       PATRICIA CARRY STEWART

         /s/ George J. Vojta            Director
- -------------------------------------
           GEORGE J. VOJTA